UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FOCUS UNIVERSAL INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOCUS UNIVERSAL INC.

2311 East Locust Court

Ontario, CA 91761

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 18, 2022

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Focus Universal Inc. (the “Company”) will be held at the Company’s headquarters located at 2311 East Locust Court, Ontario, California 91761 on Wednesday, May 18, 2022 at 2:00 p.m., Pacific Daylight Time, to consider and act upon the following matters:

1.	To elect seven members to the Board of Directors of the Company to serve until the 2023 Annual Meeting of Shareholders;

2.	To ratify the selection of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

and such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of the Company has fixed the close of business on March 21, 2022 as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2022. This Proxy Statement, the Notice of Annual Meeting of Shareholders and our Form 10-K are available at http://www.proxyvote.com. The Company intends to mail the Notice of Annual Meeting and accompanying Proxy Statement to shareholders on or about the Record Date.

Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card in the prepaid envelope provided, as soon as possible, so your shares can be voted at the meeting in accordance with your instructions. If you prefer, you may instead vote electronically through the internet or by telephone. The instructions on your proxy card describe how to use these convenient services. Your vote is important no matter how many shares you own. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before your proxy is voted. The Company asks that shareholders planning to attend the Annual Meeting notify the Company at least 48 hours in advance of the meeting by calling (626) 272-3883. Your prompt cooperation is greatly appreciated.

All shareholders as of the Record Date are cordially invited to attend the Annual Meeting.

Admission to Annual Meeting

Attendance at the Annual Meeting is limited to shareholders of the Company as of the Record Date. For safety and security reasons, video and audio recording devices and other electronic devices will not be allowed in the meeting. If your shares are held in the name of your bank, brokerage firm or other nominee, you must bring to the Annual Meeting a copy of your proxy card, an account statement, or a letter from the nominee indicating that you beneficially owned the shares as of the Record Date for voting. If you do not have proof of share ownership, you will not be admitted to the Annual Meeting.

For registered shareholders, a copy of your proxy card can serve as verification of stock ownership. Shareholders who do not present a copy of their proxy card at the Annual Meeting will be admitted only upon verification of stock ownership, as indicated herein. If you do not have proof of share ownership, you will not be admitted to the Annual Meeting. In addition, all Annual Meeting attendees will be asked to present valid government-issued photo identification, such as a driver’s license or passport, as proof of identification before entering the Annual Meeting, and attendees may be subject to security inspections.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Desheng Wang
Desheng Wang
Chief Executive Officer and Secretary
April 5, 2022

FOCUS UNIVERSAL INC.

2311 East Locust Court

Ontario, CA 91761

2022 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 18, 2022

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Focus Universal Inc. (the “Company”) of proxies to be voted at the 2022 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Company’s headquarters located at 2311 East Locust Court, Ontario, California 91761 at 2:00 p.m., Pacific Daylight Time, on Wednesday, May 18, 2022 and at any adjournment or postponement thereof. This Proxy Statement and the accompanying proxy are being mailed to shareholders commencing on or about the Record Date.

Shares represented by a duly executed proxy in the accompanying form received by the Company prior to the Annual Meeting will be voted at the Annual Meeting in accordance with instructions given by the shareholder in the proxy. Any shareholder granting a proxy may revoke it at any time before it is exercised by granting a proxy bearing a later date, by giving notice in writing to the Secretary of the Company or by voting in person at the Annual Meeting.

At the Annual Meeting, the shareholders will be asked: (i) to elect seven members to the Board of Directors of the Company to serve until the 2023 Annual Meeting of Shareholders; and (ii) to ratify the selection of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The persons acting under the accompanying proxy have been designated by the Board of Directors and, unless contrary instructions are given, will vote the shares represented by a properly executed proxy (i) for the election of the seven members to the Board of Directors named above; and (ii) for the approval of the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm.

If a shareholder is not the record holder, such as where the shares are held through a broker, bank or other financial institution, the shareholder must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order to ensure the shares are properly voted. Your broker will not be permitted to vote on your behalf unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your shares. For your vote to be counted, you now will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the shareholders meeting.

The close of business on March 21, 2022 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Only the holders of record of common stock of the Company, par value $0.001 per share (the “Common Stock”) at the close of business on the record date, are entitled to vote on the matters presented at the Annual Meeting. Each share of Common Stock entitles the holder to one vote on each matter presented at the Annual Meeting. As of March 31, 2022, there were approximately 43,259,741 shares of Common Stock issued and outstanding. The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum. If there is less than a quorum, a majority of those present in person or by proxy may adjourn the Annual Meeting. A plurality vote of the holders of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting, a quorum being present, is required for the election of the directors. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting, a quorum being present, is necessary for the ratification of the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm.

Abstentions, votes withheld and shares not voted, including broker non-votes, are not included in determining the number of votes cast for the election of the directors or for the approval of BF Borgers CPA PC as the Company’s independent registered public accounting firm. Abstentions, votes withheld and broker non-votes, are counted for purposes of determining whether a quorum is present at the Annual Meeting.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The nominees listed below have been selected by the Board of Directors, and all are currently members of the Board of the Directors. If elected, each nominee will serve until the annual meeting of shareholders to be held in 2023 (or action by written consent of shareholders in lieu thereof), or until his or her successor has been duly elected and qualified.

Composition of Board of Directors

Our bylaws provide that the Board of Directors shall consist of not less than one (1) and not more than nine (9) directors. The Board of Directors currently consists of seven (7) members. The Board has fixed the size of the Board to be elected in 2022 at seven members.

In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Board of Directors’ Nominating and Corporate Governance Committee would identify and make recommendations to the Board of Directors regarding the selection and approval of candidates to fill such vacancy either by election by shareholders or appointment by the Board of Directors. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. With respect to the nominees for election in 2022, the Nominating and Corporate Governance Committee recommended that the Board of Directors nominate for election by the shareholders the individuals named in this Proposal One.

Nominees for Election as Directors

The following is certain information as of the Record Date regarding the nominees for election as directors.

Name	Position with the Company	Age	Director Since
Dr. Desheng Wang	Chief Executive Officer, Secretary, and Director	57	December 29, 2014
Dr. Edward Lee	Director and Chairman	58	October 21, 2015
Dr. Jennifer Gu	Director	54	October 21, 2015
Michael Pope	Independent Director(1)(3)	41	June 8, 2018
Sheri Lofgren	Independent Director(1)(2)(4)	65	June 8, 2018
Carine Clark	Independent Director(2)(3)(5)	58	June 8, 2018
Greg Butterfield	Independent Director(1)(2)(3)(6)	62	November 28, 2018

__________________

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominating and Corporate Governance Committee.
(4)	Chairperson of Audit Committee.
(5)	Chairperson of Compensation Committee.
(6)	Chairperson of Nominating and Corporate Governance Committee.

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The following provides certain information with respect to the diversity of our nominees and continuing directors.

Board of Directors Diversity Matrix
Total Director Nominees and Continuing Directors		7
	Female	Male
Gender Identity
Directors	3	4
Demographic Background
African American or Black	–	–
Alaskan Native or Native American	–	–
Asian	1	2
Hispanic, Latinx or Spanish Origin	–	–
Native Hawaiian or Pacific Islander	–	–
White	2	2
Other	–	–
Two or More Races of Ethnicities	–	–
LGBTQ+	–
Did not Disclose Demographic Background	–

The Board of Directors recommends a vote FOR the election of Dr. Desheng Wang, Dr. Edward Lee, Dr. Jennifer Gu, Michael Pope, Sheri Lofgren, Carine Clark and Greg Butterfield to the Board of Directors.

Biographical Information Regarding Directors and Nominees

Dr. Desheng Wang was appointed as Chief Executive Officer, Secretary, and has been a director since December 29, 2014. Dr. Wang has over 20 years of professional experience in mobile technology. Dr. Wang earned his bachelor’s degree from Hebei Normal University, Physics Department in 1985. In 1988, Dr. Wang earned his master’s degree from Dalian Institute of Chemical Physics at the Chinese Academy of Science. Dr. Wang earned his Ph.D. in Chemistry at Emory University in 1994. Dr. Wang served as a senior research fellow at California Institute of Technology from 1994-2011. Over the last five years, Dr. Wang has served as president of Vitashower Corporation and formerly as President of Perfecular Inc.

Dr. Edward Lee was appointed President and director on October 21, 2015. On November 15, 2019, Dr. Lee resigned as President and was appointed as Chairman of the Board of Directors. Dr. Lee received his bachelor’s degree in Mathematics at Lanzhou University in 1983, received his master’s degree at University of Science and Technology of China in 1985 and earned his Ph.D. in Mathematics at University of Florida in 1991. Dr. Lee worked as an assistant professor at Tsinghua University in 1986 and National University of Singapore in 1992. Since 1996, Dr. Lee has served as CEO of AIDP, a leading supplier of dietary supplement ingredients, focusing on research and development and marketing and sales of proprietary ingredients like Magtein, KoACT, Predtic X, and Actizin. Dr. Lee is also serving as the Vice Chairperson of the American Chinese CEO Association. Dr. Lee is married to Jennifer Gu, a current director of Focus Universal.

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Dr. Jennifer Gu was appointed as a director on October 21, 2015. Dr. Gu earned her bachelor’s degree in Biology from University of Florida in 1990 and earned her Ph.D. in Experimental Pathology at University of California, Los Angeles in 1997. She also completed post-doctoral research and worked as a research fellow at the California Institute of Technology until 2004. Since 2005, Dr. Gu served, and is still currently serving, as the Vice President of Research & Development at AIDP. She holds multiple patents and is a frequent speaker and contributor to scientific conferences and nutritional journal articles. Dr. Gu is married to Edward Lee, the current Chairman of the Board of Directors of Focus Universal.

Michael Pope was appointed as a director of the Company on June 8, 2018. Mr. Pope serves as the CEO and Chairman at Boxlight Corporation (Nasdaq: BOXL), a global provider of interactive technology solutions, where he has been an executive since July 2015 and director since September 2014. Mr. Pope has led Boxlight through eleven acquisitions from 2016 to 2021, a Nasdaq IPO in November 2017, and over $200 million in debt and equity fundraising. He previously served as Managing Director at Vert Capital, a private equity and advisory firm from October 2011 to October 2016, managing portfolio holdings in the education, consumer products, technology and digital media sectors. Prior to joining Vert Capital, from May 2008 to October 2011, Mr. Pope was Chief Financial Officer and Chief Operating Officer for the Taylor Family in Salt Lake City, managing family investment holdings in consumer products, professional services, real estate and education. Mr. Pope also held positions including senior SEC reporting at Omniture (previously listed on Nasdaq and acquired by Adobe (Nasdaq: ADBE) in 2009) and Assurance Associate at Grant Thornton. Since January 2021, Mr. Pope has served as a member of the board of directors of Novo Integrated Sciences, Inc. (OTCQB: NVOS), a provider of multi-dimensional primary healthcare products and services. He holds an active CPA license and earned his undergraduate and graduate degrees in accounting from Brigham Young University.

Sheri Lofgren was appointed as an independent director of the Company on June 8, 2018. Ms. Lofgren has served as a financial consultant since March 2018. She served as Chief Financial Officer for Boxlight Corporation (Nasdaq: BOXL), a global education technology provider, from September 2014 to March 2018. She was Chief Financial Officer at Logical Choice Technologies, Inc., a distributor of interactive technologies to the education market, from 2005 to 2013. Ms. Lofgren is a Certified Public Accountant with extensive experience in financial accounting and management, operational improvement, budgeting and cost control, cash management and treasury, along with broad audit experience, internal control knowledge and internal and external reporting. She started her career with KPMG and then joined Tarica and Whittemore, an Atlanta based CPA firm, as an audit manager. Ms. Lofgren is a graduate of Georgia State University where she earned a B.A. in Business Administration – Accounting.

Greg Butterfield was appointed as an independent director of the Company on November 28, 2018. Mr. Butterfield is the founder and Managing Partner of SageCreek Partners (“SCP”) a technology commercialization and consulting firm. Prior to starting SCP Mr. Butterfield served as the CEO of Vivint Solar, a leading full-service residential solar integrator. Before Vivint, Mr. Butterfield was the Group President for Symantec’s Server and Storage business units. Mr. Butterfield joined Symantec through the company’s acquisition of Altiris in April 2007. At Altiris, he served as chairman of the board, President, and CEO starting in February 2000. Mr. Butterfield is widely credited as the driving force behind eleven acquisitions and navigated the company through a successful IPO in 2002 in spite of a notable economic downturn in the technology sector. The IPO was followed in August of 2003 with a successful secondary offering. Mr. Butterfield was invited to the 2006 World Economic Forum as a Technology Pioneer. He was also the winner of the 2002 Ernst and Young Entrepreneur of the Year award and served as the chairman of the board of the Utah Information Technology Association from 2003 to 2005. Mr. Butterfield received a Bachelor of Science in Business Administration (finance emphasis) from Brigham Young University.

Carine Clark was appointed as an independent director of the Company on June 8, 2018. Ms. Clark has served as president and CEO of four high-growth tech companies. In March 2019, Ms. Clark was appointed to the board of directors of Domo, Inc. (NASDAQGM: DOMO) and is currently serving as a member of Domo’s compensation committee. Since 2017 she has served as an Executive Board Member of the Utah Governor’s Office of Economic Development and Silicon Slopes, a non-profit helping Utah’s tech community thrive. Prior to that, Ms. Clark served from January 2015 to December 2016 as the President and CEO of MartizCX. From December 2012 to December 2016, Ms. Clark served as the President and CEO of Allegiance, Inc. Her reputation as a data-driven marketing executive at Novell for 14 years, Altiris for five years, and Symantec for more than 10 years. She has received numerous awards including the EY Entrepreneur of The Year® Award in the Utah Region and Utah Business Magazine’s CEO of the Year. Ms. Clark earned a bachelor’s degree in organizational communications and an MBA from Brigham Young University.

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Other Executive Officers of the Company

The following is certain information as of the Record Date regarding the other executive officers of the Company not discussed above.

Name	Position with the Company	Age	Officer Since
Duncan Lee	Chief Financial Officer	38	April 2, 2018
Irving Kau	Vice President of Finance and Head of Investor Relations	47	November 10, 2021

Duncan Lee was appointed as CFO on April 2, 2018. Mr. Lee is presently a licensed Certified Public Accountant. Mr. Lee graduated in 2006 with a bachelor’s degree in Accounting from the University of Southern California and has more than 11 years of experience with public company accounting and financial reporting with the SEC. Mr. Lee worked on the audit staff of the PCAOB accounting firm of Moore Stephens Wurth Frazer and Torbet LLP and then worked as a senior associate at the PCAOB accounting firm of Simon & Edward, LLP in Diamond Bar, CA. Since 2011, Mr. Lee has worked in-house as a staff accountant at a public company called E-World USA Holding, Inc. preparing their routine securities filings, including their 10-K and 10-Q filings. In addition to working with E-World USA Holding, Inc., in the past five years, Mr. Lee has also worked as an outside consultant CPA for other public companies.

Irving Kau was appointed as Vice President of Finance and Head of Investor Relations on November 10, 2021. Prior to joining the Company, Mr. Kau served as a Managing Partner of both Elementz Ventures and KW Capital Partners, and during his tenure he successfully invested and grew companies across various geographies. While he is currently titled as Vice President of Finance and Head of Investor Relations, the Company expects that Mr. Kau will assist with many matters in the near future, including building up the Company’s internal businesses, processes and controls, the Company’s external outreach and business growth measures, as well as strengthen the Company’s financial reporting, business development and investor relations. Prior to his work at Elementz Ventures and KW Capital Partners, Mr. Kau served as the head of Asia at GHS (now known as Seaport Global). Mr. Kau also previously served for approximately 10 years as Chief Financial Officer of a NASDAQ-listed AgTech company with a blue-chip investor base. Mr. Kau received undergraduate degrees from Johns Hopkins University and a graduate degree from Rice University and undertook a PhD program in economics/business strategy at the University of Southern California.

Corporate Governance

Our Board of Directors currently consists of seven members. Our Chairperson of the Board of Directors is Dr. Edward Lee. Dr. Edward Lee, Dr. Desheng Wang and Dr. Jennifer Gu are the three members of our Board of Directors who are not independent directors. Michael Pope, Sheri Lofgren, Greg Butterfield, and Carine Clark are four members of our Board of Directors who are independent directors.

Director Attendance at Meetings

Our Board of Directors conducts its business through meetings, both in person and telephonic, and by actions taken by written consent in lieu of meetings. During the year ended December 31, 2021, our Board of Directors held four meetings. All directors attended at least 75% of the meetings of our Board of Directors and of the committees of our Board of Directors on which they served during 2021.

Our Board of Directors encourages all directors to attend our annual meetings of shareholders unless it is not reasonably practicable for a director to do so.

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Committees of our Board of Directors

Our Board of Directors has established and delegated certain responsibilities to its standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Our corporate website, www.focusuniversal.com, contains the charters for our Audit, Compensation and Nominating and Corporate Governance Committees, and certain other corporate governance documents and policies, including our Code of Business Conduct and Ethics. In addition, we will provide a copy of any of these documents without charge to any shareholder upon written request made in care of the Corporate Secretary, Focus Universal Inc., 2311 East Locust Court, Ontario, California 91761. The information at www.focusuniversal.com is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated by reference into this or any other filing we make with the SEC.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee’s primary duties and responsibilities include monitoring the integrity of our financial statements, monitoring the independence and performance of our external auditors, and monitoring our compliance with applicable legal and regulatory requirements. The functions of the Audit Committee also include reviewing periodically with our independent registered public accounting firm the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing with management and the auditors the adequacy of our internal accounting controls, reviewing with management and the auditors the financial results prior to the filing of quarterly and annual reports, reviewing fees charged by our independent registered public accounting firm and reviewing any transactions between our Company and related parties. Our independent registered public accounting firm reports directly and is accountable solely to the Audit Committee. The Audit Committee has the sole authority to hire and fire the independent registered public accounting firm and is responsible for the oversight of the performance of their duties, including ensuring the independence of the independent registered public accounting firm. The Audit Committee also approves in advance the retention of, and all fees to be paid to, the independent registered public accounting firm. The rendering of any auditing services and all non-auditing services by the independent registered public accounting firm is subject to prior approval of the Audit Committee.

The Audit Committee operates under a written charter. The Audit Committee is required to be composed of directors who are independent under the rules of the SEC and the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”).

The current members of the Audit Committee are directors Ms. Sheri Lofgren, the Chairperson of the Audit Committee, Mr. Michael Pope and Mr. Greg Butterfield, all of whom have been determined by the Board of Directors to be independent under the NASDAQ listing standards and rules adopted by the SEC applicable to audit committee members. The Board of Directors has determined that Mr. Sheri Lofgren qualifies as an “audit committee financial expert” under the rules adopted by the SEC and the Sarbanes-Oxley Act. The Audit Committee met four times during 2021.

Compensation Committee

The primary duties and responsibilities of our standing Compensation Committee are to review, modify and approve the overall compensation policies for the Company, including the compensation of the Company’s Chief Executive Officer and other senior management; establish and assess the adequacy of director compensation; and approve the adoption, amendment and termination of the Company’s stock option plans, pension and profit-sharing plans, bonus plans and similar programs. The Compensation Committee may delegate to one or more officers the authority to make grants of options and restricted stock to eligible individuals other than officers and directors, subject to certain limitations. Additionally, the Compensation Committee has the authority to form subcommittees and to delegate authority to any such subcommittee. The Compensation Committee also has the authority, in its sole discretion, to select, retain and obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors and consultants. Moreover, the Compensation Committee has sole authority to retain and terminate any compensation consultant to assist in the evaluation of director, Chief Executive Officer or senior executive compensation, including sole authority to approve such consultant’s reasonable fees and other retention terms, all at the Company’s expense.

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The Compensation Committee operates under a written charter. All members of the Compensation Committee must satisfy the independence requirements of NASDAQ applicable to compensation committee members.

The Compensation Committee currently consists of directors Ms. Carine Clark, Mr. Greg Butterfield, and Mr. Sheri Lofgren. Ms. Carine Clark is the Chairperson of the Compensation Committee. Each of the Compensation Committee members has been determined by the Board of Directors to be independent under NASDAQ listing standards applicable to compensation committee members. The Compensation Committee met four times during 2021.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies, reviews and evaluates candidates to serve on the Board; reviews and assesses the performance of the Board of Directors and the committees of the Board; and assesses the independence of our directors. The Nominating and Corporate Governance Committee is also responsible for reviewing the composition of the Board’s committees and making recommendations to the entire Board of Directors regarding the chairpersonship and membership of each committee. In addition, the Nominating and Corporate Governance Committee is responsible for developing corporate governance principles and periodically reviewing and assessing such principles, as well as periodically reviewing the Company’s policy statements to determine their adherence to the Company’s Code of Business Conduct and Ethics.

The Nominating and Corporate Governance Committee has adopted a charter that identifies the procedures whereby Board of Director candidates are identified primarily through suggestions made by directors, management and shareholders of the Company. We have implemented no material changes in the past year to the procedures by which shareholders may recommend nominees for the Board. The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders that are submitted in writing to the Company’s Corporate Secretary in a timely manner and which provide necessary biographical and business experience information regarding the nominee. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria considered by the Nominating Committee, based on whether or not the candidate was recommended by a shareholder. The Board of Directors does not prescribe any minimum qualifications for director candidates, and all candidates for director will be evaluated based on their qualifications, diversity, age, skill and such other factors as deemed appropriate by the Nominating and Corporate Governance Committee given the current needs of the Board of Directors, the committees of the Board of Directors and the Company. Although the Nominating and Corporate Governance Committee does not have a specific policy on diversity, it considers the criteria noted above in selecting nominees for directors, including members from diverse backgrounds who combine a broad spectrum of experience and expertise. Absent other factors which may be material to its evaluation of a candidate, the Nominating and Corporate Governance Committee expects to recommend to the Board of Directors for selection incumbent directors who express an interest in continuing to serve on the Board. Following its evaluation of a proposed director’s candidacy, the Nominating and Corporate Governance Committee will make a recommendation as to whether the Board of Directors should nominate the proposed director candidate for election by the shareholders of the Company.

The Nominating and Corporate Governance Committee operates under a written charter. No member of the Nominating and Corporate Governance Committee may be an employee of the Company, and each member must satisfy the independence requirements of NASDAQ and the SEC.

The Nominating and Corporate Governance Committee currently consists of directors Mr. Greg Butterfield, who is the Chairperson of the committee, Mr. Michael Pope and Ms. Carine Clark. Each of the members of the Nominating and Corporate Governance Committee has been determined by the Board of Directors to be independent under NASDAQ listing standards. The Nominating and Corporate Governance Committee met four times in 2021.

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Communications with our Board of Directors

In order to provide the Company’s security holders and other interested parties with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to directors. The Company’s security holders and other interested persons may communicate with the Chairperson of the Company’s Audit Committee or with the non-management directors of the Company as a group by mailing a letter addressed in care of the Corporate Secretary, Focus Universal Inc., 2311 East Locust Court, Ontario, California 91761.

All communications received in accordance with these procedures will be reviewed initially by the Company’s Secretary and/or other executive officers. The Company will relay all such communications to the appropriate director or directors unless the Secretary determines that the communication:

•	does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees;
•	relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;
•	is an advertisement or other commercial solicitation or communication;
•	is frivolous or offensive; or
•	is otherwise no appropriate for delivery to directors.

The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees, and whether any response to the person sending the communication is appropriate. Any such response will be made only in accordance with applicable law and regulations relating to the disclosure of information.

The Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Nominating and Corporate Governance Committee of the Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

Oversight of Risk Management

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks and others, such as the impact of competition. Management is responsible for the day-to-day management of the risks that we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our Board of Directors assesses major risks facing our Company and options for their mitigation in order to promote our shareholders’ interests in the long-term health of our Company and our overall success and financial strength. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our full Board of Directors in the risk oversight process allows our Board of Directors to assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for our Company. Our Board of Directors regularly includes agenda items at its meetings relating to its risk oversight role and meets with various members of management on a range of topics, including corporate governance and regulatory obligations, operations and significant transactions, risk management, insurance, pending and threatened litigation and significant commercial disputes.

While our Board of Directors is ultimately responsible for risk oversight, various committees of our Board of Directors oversee risk management in their respective areas and regularly report on their activities to our entire Board of Directors. In particular, the Audit Committee has the primary responsibility for the oversight of financial risks facing our Company. The Audit Committee’s charter provides that it will discuss our major financial risk exposures and the steps we have taken to monitor and control such exposures. Our Board of Directors has also delegated primary responsibility for the oversight of all executive compensation and our employee benefit programs to the Compensation Committee. The Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our Board of Director’s leadership structure provides appropriate checks and balances against undue risk taking.

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Code of Business Conduct and Ethics

Our Board of Directors has adopted a code of ethical conduct that applies to our principal executive officer, principal financial officer and senior financial management. This code of ethical conduct is embodied within our Code of Business Conduct and Ethics, which applies to all persons associated with our Company, including our directors, officers and employees (including our principal executive officer, principal financial officer, principal accounting officer and controller). In order to satisfy our disclosure requirements under Item 5.05 of Form 8-K, we will disclose amendments to, or waivers of, certain provisions of our Code of Business Conduct and Ethics relating to our chief executive officer, chief financial officer, chief accounting officer, controller or persons performing similar functions on our corporate website, www.focusuniversal.com, promptly following the adoption of any such amendment or waiver. The Code of Business Conduct and Ethics provides that any waivers of, or changes to, the code that apply to the Company’s executive officers or directors may be made only by the Audit Committee. In addition, the Code of Business Conduct and Ethics includes updated procedures for non-executive officer employees to seek waivers of the code.

Director Independence

Our Company is governed by our Board of Directors. Currently, each member of our Board of Directors, other than Dr. Edward Lee, Dr. Desheng Wang, and Dr. Jennifer Gu, is an independent director; and all standing committees of our Board of Directors are composed entirely of independent directors, in each case under NASDAQ’s independence definition applicable to boards of directors. For a director to be considered independent, our Board of Directors must determine that the director has no relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Members of the Audit Committee also must satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than their directors’ compensation. In addition, under SEC rules, an Audit Committee member who is an affiliate of the issuer (other than through service as a director) cannot be deemed to be independent. In determining the independence of members of the Compensation Committee, NASDAQ listing standards require our Board of Directors to consider certain factors, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by us to the director, and (2) whether the director is affiliated with us, one of our subsidiaries or an affiliate of one of our subsidiaries. Under our Compensation Committee Charter, members of the Compensation Committee also must qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. The independent members of the Board of Directors are Michael Pope, Sheri Lofgren, Carine Clark and Greg Butterfield.

Executive Compensation

Compensation Discussion and Analysis

Compensation Program and Philosophy

The Compensation Committee administers the Company’s executive compensation program. The Compensation Committee has the authority to review and determine the salaries and bonuses of the executive officers of the Company, including the Chief Executive Officer and the other named executive officers, and to establish the overall compensation policies for the Company. The Compensation Committee also has the authority to make discretionary option grants to all of the Company’s employees under the Company’s equity incentive plans.

The Compensation Committee operates under a written charter. The duties and responsibilities of a member of the Compensation Committee are in addition to his or her duties as a member of the Board of Directors. The charter reflects these various responsibilities, and the Committee is charged with periodically reviewing the charter. The Committee’s membership is determined by the Board of Directors and is composed entirely of independent directors. In addition, the Compensation Committee has the authority to engage the services of outside advisors, experts and others, including independent compensation consultants who do not advise the Company, to assist the Committee. The Compensation Committee currently consists of directors Ms. Carine Clark, Mr. Greg Butterfield, and Mr. Sheri Lofgren. Ms. Carine Clark is the Chairperson of the Compensation Committee. Each of the Compensation Committee members has been determined by the Board of Directors to be independent under NASDAQ listing standards applicable to compensation committee members. The Compensation Committee met four times during 2021.

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The Compensation Committee believes that the compensation programs for the Company’s executive officers should reflect the Company’s performance, support the short- and long-term strategic goals and values of the Company, reward individual contribution to the Company’s success and align the interests of the Company’s executive officers with the interests of the Company’s shareholders. The Company is engaged in a very competitive industry, and the Company’s success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals. To that end, it is the view of the Board that the total compensation program for executive officers should consist of all or most of the following components:

•	base salary;
•	bonus; and
•	equity-based compensation.

The Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of the Company’s Chief Executive Officer and the Company’s other executive officers. Typically, our Chief Executive Officer makes compensation recommendations to the Committee with respect to the compensation of our officers, and the Committee may accept or adjust such recommendations in its discretion.

The total compensation packages for executive officers are determined initially by evaluating the responsibilities of the position, the experience of the individual and the competition in the marketplace for management talent, and also may include comparison with companies confronting problems of the magnitude and complexity faced by the Company.

Compensation of our executive officers intended to be competitive with the overall marketplace, commensurate with the qualifications and experience of the named executive officer. The Company’s compensation structure is intended to provide the necessary incentive to retain and motivate qualified personnel. Individuals are encouraged to add value and provide benefit in all aspects of the Company’s operations currently and in the future.

Total compensation packages and adjustments thereto are evaluated on a number of factors, both internal and external in nature. The most important factor is the executive’s performance and contribution to the Company, followed by the performance of the Company, any increased responsibilities assumed by the executive and the competition in the marketplace for similarly experienced executives.

The compensation packages of the named executive officers are reviewed on an annual basis and may also be adjusted from time to time based on changes in responsibilities or as a result of other external and economic factors.

We offer health, dental and vision insurance to all of our employees, including the named executive officers.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance based. Non-performance based compensation paid to the Company’s executive officers for the 2021 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance-based compensation to be paid to the Company’s executive officers for the 2022 fiscal year will exceed that limit. Because it is unlikely that the cash non-performance-based compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The Compensation Committee will reconsider this decision should the individual cash non-performance-based compensation of any executive officer ever approach the $1 million level.

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Compensation of Officers

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during fiscal years 2021 and 2020 awarded to, earned by or paid to our “named executive officers.”

Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value & Non-qualified Deferred Compensation Earnings	All Other Compensation	Totals
Position	Year	($)*	($)	($)	($)	(S)	($)	($)	($)
Desheng Wang	2021	124,615	0	0	0	0	0	0	124,615
CEO, Secretary and Director	2020	120,000	0	0	0	0	0	0	120,000

Duncan Lee	2021	21,700	0	0	0	0	0	0	21,700
Chief Financial Officer	2020	22,100	0	0	0	0	0	0	22,100

Irving Kau	2021	15,962	0	0	0	0	0	0	15,962
Vice President of Finance

Narrative Disclosure Requirement for Summary Compensation Table

Dr. Desheng Wang entered into an employment agreement with the Company whereby the Company agreed to pay Dr. Wang a salary of $124,615 per year, payable monthly, for his services as Chief Executive Officer, effective as of November 1, 2018. Duncan Lee was hired in April 2018 to serve as Chief Financial Officer. Mr. Lee received $22,100 in compensation in 2020 and $21,700 in 2021. On November 10, 2021, the Company entered into an employment agreement with Irving Kau, pursuant to which he has served as the Company’s Vice President of Finance and Head of Investor Relations. This one-year employment agreement provides for an annual salary of $150,000, of which he received $15,962 in 2021. Additionally, the Company shall grant to Mr. Kau 10,000 bonus management shares in 2,500 blocks every quarter if certain performances metrics are met during the employment term. After the initial one-year employment period, the Company will conduct an evaluation of Mr. Kau’s performance. If the Company is satisfied with his performance, it is anticipated that Mr. Kau will be promoted to serve as the Company’s Chief Financial Officer, in which case his annual salary will be increased to $200,000 and he will receive an additional 10,000 bonus management shares.

As of the date of this Proxy Statement, no other officer or director has formally entered into any compensation arrangement for services provided under consulting agreements or employment agreements. We offer health, dental and vision insurance to all of our employees, including the named executive officers.

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Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation, or termination as a result of a change in control of our company or as a result of a change in the responsibilities of an executive following a change in control of our company.

Directors’ Compensation

The persons who served as affiliated members of our Board of Directors, including executive officers, did not receive any compensation for services as directors in 2020 or 2021. As of the date of this report, no director has formally entered into any compensation arrangement for services provided under consulting agreements or employment agreements.

As of the date of this Proxy Statement, all directors have been issued 60,000 options per person pursuant to our 2018 Stock Option Plan and such options will vest over a period of one year. In 2020 and 2021, all independent directors were paid $20,000 cash, except for Sheri Lofgren, who received $25,000 for serving as the chair of the audit committee. Additionally, a company affiliated with Mr. Pope received $120,000 for advisory services in 2020, which included $72,000 in cash and $48,000 in stock, and $120,000 for advisory services in 2021, which included $72,000 in cash and $48,000 in stock.

Option Exercises and Stock Vested

On December 17, 2018, the Company adopted the 2018 Stock Option Plan (the “2018 Stock Option Plan”) whereby the Company reserved for issuance 1,000,000 shares of common stock and agreed that such shares shall, when issued and paid for in accordance with the provisions of the 2018 Stock Option Plan, constitute validly issued, fully paid and non-assessable shares of common stock.

Pension Benefits and Nonqualified Deferred Compensation

The Company does not maintain any qualified retirement plans or non-nonqualified deferred compensation plans for its employees or directors.

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Executive Officer Outstanding Equity Awards at Fiscal Year-End

The following table provides certain information concerning any common share purchase options, stock awards or equity incentive plan awards held by each of our named executive officers that were outstanding as of December 31, 2021.

Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not
Name	Exercisable	Unexercisable	Options (#)	($)	Date	(#)	Vested	Vested	Vested
Edward Lee - Chairman	30,000	–	–	$5.70	August 6, 2029	–	–	–	–
	15,000	–	–	$3.00	December 10, 2030	–	–	–	–
	–	15,000	–	$8.86	December 30, 2031	–	–	–	–
Desheng Wang - CEO, Secretary	30,000	–	–	$5.70	August 6, 2029	–	–	–	–
	15,000	–	–	$3.00	December 10, 2030	–	–	–	–
	–	15,000	–	$8.86	December 30, 2031	–	–	–	–
Duncan Lee - CFO	–	–	–	–	–	–	–	–	–
Jennifer Gu	30,000	–	–	$5.70	August 6, 2029	–	–	–	–
	15,000	–	–	$3.00	December 10, 2030	–	–	–	–
	–	15,000	–	$8.86	December 30, 2031	–	–	–	–
Michael Pope	30,000	–	–	$5.70	August 6, 2029	–	–	–	–
	15,000	–	–	$3.00	December 10, 2030	–	–	–	–
	–	15,000	–	$8.86	December 30, 2031	–	–	–	–
Carine Clark	30,000	–	–	$5.70	August 6, 2029	–	–	–	–
	15,000	–	–	$3.00	December 10, 2030	–	–	–	–
	–	15,000	–	$8.86	December 30, 2031	–	–	–	–
Sheri Lofgren	30,000	–	–	$5.70	August 6, 2029	–	–	–	–
	15,000	–	–	$3.00	December 10, 2030	–	–	–	–
	–	15,000	–	$8.86	December 30, 2031	–	–	–	–
Greg Butterfield	30,000	–	–	$5.70	August 6, 2029	–	–	–	–
	15,000	–	–	$3.00	December 10, 2030	–	–	–	–
	–	15,000	–	$8.86	December 30, 2031	–	–	–	–

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On February 11, 2022, each of Dr. Desheng Wang and Duncan Lee entered into a Restricted Stock Award Agreement with the Company whereby each individual was granted 10,000 shares of restricted stock pursuant to the terms of our 2018 Stock Option Plan. These shares will vest in a series of five successive equal annual installments of 2,000 shares each over the five-year period measured from the grant date, provided that the respective individual is continuously employed by the Company through such dates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of March 31, 2022: (i) by each of our directors, (ii) by each of the named executive officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of March 31, 2022, there were 43,259,741 shares of our common stock outstanding.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Beneficial Ownership %

Common	Desheng Wang, CEO, and Director	14,393,700		33.273%

Common	Edward Lee, Chairman and Director jointly with Jennifer Gu, Director	8,276,000		19.131%

Common	Yan Chen	2,983,561		6.897%

Common	Michael Pope	49,032	(2)	*

Common	Duncan Lee	1,400		*

(1) Applicable percentage of ownership is based on 43,259,741 shares of common stock outstanding on March 31, 2022.

(2) Shares held by a company affiliated with Mr. Pope.

Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of common stock within 60 days of March 31, 2022, for each shareholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of March 31, 2022, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Our common stock is our only issued and outstanding class of securities eligible to vote.

As of March 31, 2022, there were 25,703,693 shares of common stock outstanding owned by our officers and directors.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. The Reporting Persons are required to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us by our officers and directors, we believe that the Reporting Persons complied with all applicable Section 16(a) reporting requirements and that all required reports were filed in a timely manner during the fiscal year ended December 31, 2021, except that (i) a Form 5 filing for Dr. Jennifer Gu relating to one transaction was filed late; (ii) a Form 4 filing for Dr. Edward Lee relating to nine related transactions was filed late; (iii) a Form 5 filing for Dr. Jennifer Gu relating to twelve related transactions was filed late; and (iv) a Form 5 filing for Dr. Edward Lee relating to three transactions was filed late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Consulting services provided by the President, Chief Executive Officer, Secretary, Treasurer and Chief Financial Officer for the years ended December 31, 2021 and 2020 were as follows:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

President	$0	$0
Chief Executive Officer, Secretary and Treasurer	124,615	120,000
Chief Financial Officer	21,700	22,100
	$146,315	$142,100

Advances to (from) related party

Revenue generated from Vitashower Corp., a company owned by the CEO’s wife, amounted to $29,084 and $26,449 for the year ended December 31, 2021 and 2020, respectively. Account receivable balance due from Vitashower Corp. amounted to $15,176 and $0 as of December 31, 2021 and 2020, respectively. Purchases generated from Vitashower Corp. amounted to $3,379 and $0 for the years ended December 31, 2021 and 2020, respectively. There were accounts payable balances of $0 and $17,371 due to Vitashower Corp. as of December 31, 2021 and 2020, respectively.

Director Independence

A director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Our director Edward Lee is also our Chairman; our director Desheng Wang is also our Chief Executive Officer. The rest of our directors, excluding Jennifer Gu, are considered to be independent directors.

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REPORT OF THE COMPENSATION COMMITTEE

The information contained in this Report of the Compensation Committee shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and based on such review and discussions recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors of Focus Universal Inc.:

Carine Clark (Chairperson)

Greg Butterfield

Sheri Lofgren

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PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the direction of the Audit Committee, the Board of Directors is proposing that the shareholders ratify the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Your ratification of the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 does not preclude the Board of Directors from terminating its engagement of BF Borgers CPA PC and retaining a new independent registered public accounting firm if it determines that such an action would be in the best interests of the Company. The Company has been advised by BF Borgers CPA PC that neither that firm nor any of its partners had any direct financial interest or any material indirect financial interest in the Company, or any of its subsidiaries, except as independent certified public accountants. A representative of BF Borgers CPA PC is expected to be present at the Annual Meeting with the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions from the shareholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of BF Borgers CPA PC.

Principal Accountant Fees and Services

The following table summarizes the fees billed by BF Borgers CPA PC, our independent registered public accounting firm, for the fiscal years ended December 31, 2021 and 2020.

	Year ended December 31, 2021		Year ended December 31, 2020

Audit fees		$128,000		$106,598
Audit – related fees	$	Nil	$	Nil
Tax fees	$	Nil	$	Nil
All other fees	$	Nil	$	Nil

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements and review of our quarterly financial statements. Tax fees represent fees related to preparation of our corporation income tax returns. Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services.

Report of the Audit Committee

The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

The Audit Committee is comprised of directors Ms. Sheri Lofgren, the Chairperson of the Audit Committee, Mr. Michael Pope and Mr. Greg Butterfield, all of whom have been determined by the Board of Directors to be independent under the NASDAQ listing standards and rules adopted by the SEC applicable to audit committee members. The Board of Directors has determined that Ms. Sheri Lofgren qualifies as an “audit committee financial expert” under the rules adopted by the SEC and the Sarbanes-Oxley Act. The duties and responsibilities of a member of the Audit Committee are in addition to his or her duties as a member of the Board of Directors. The Audit Committee operates under a written charter, a copy of which is available on our corporate website, www.focusuniversal.com. The Audit Committee met four times during 2021.

17

The Audit Committee’s primary duties and responsibilities include monitoring the integrity of the Company’s financial statements, monitoring the independence and performance of the Company’s external auditors, and monitoring the Company’s compliance with applicable legal and regulatory requirements. The functions of the Audit Committee also include reviewing periodically with the Company’s independent registered public accounting firm the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing with management and the auditors the adequacy of the Company’s internal accounting controls, reviewing with management and the auditors the financial results prior to the filing of quarterly and annual reports, reviewing fees charged by the Company’s independent registered public accounting firm and reviewing any transactions between the Company and related parties. The Company’s independent registered public accounting firm reports directly and is accountable solely to the Audit Committee. The Audit Committee has the sole authority to hire and fire the independent registered public accounting firm and is responsible for the oversight of the performance of their duties, including ensuring the independence of the independent registered public accounting firm. The Audit Committee also approves in advance the retention of, and all fees to be paid to, the independent registered public accounting firm. The rendering of any auditing services and all non-auditing services by the independent registered public accounting firm is subject to prior approval of the Audit Committee.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In carrying out these responsibilities, the Audit Committee monitored the Company’s operational effectiveness regarding the progress and completion of the implementation of the Company’s internal controls.

In overseeing the preparation of the Company’s financial statements, the Audit Committee met with the Company’s Chief Financial Officer and management, and held meetings with the Company’s independent registered public accounting firm, both in the presence of management and privately, to review and discuss all financial statements prior to their issuance, the overall scope and plans for the preparation of the financial statements and respective audit, and the evaluation of the Company’s internal controls and significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the statements with both management and the Company’s independent registered public accounting firm. In accordance with Section 204 of the Sarbanes-Oxley Act of 2002 and the Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16-1301 (Communications with Audit Committees), the Audit Committee has discussed with the Company’s independent registered public accounting firm all matters required to be discussed under the Sarbanes-Oxley Act and the foregoing standards. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

With respect to the Company’s independent registered public accounting firm, the Audit Committee, among other things, discussed with BF Borgers CPA PC matters relating to their independence, including the written disclosures made to the Audit Committee as required by the PCAOB Rule 3526, Communications with Audit Committees Concerning Independence. The Audit Committee also reviewed and approved the audit fees of BF Borgers CPA PC.

On the basis of these reviews and discussions, the Audit Committee (i) appointed BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and (ii) recommended to the Board of Directors that it approve the inclusion of the Company’s audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

By the Audit Committee of the Board of Directors of Focus Universal Inc.:

Sheri Lofgren (Chairperson)

Michael Pope

Greg Butterfield

18

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Proxy Statement for the 2022 Annual Meeting of Shareholders will be delivered to an address where two or more shareholders reside unless we have received contrary instructions from a shareholder at the address. A separate Proxy Card will be delivered to each shareholder at the shared address.

If you are a shareholder who lives at a shared address and you would like additional copies of the Annual Report on Form 10-K, this Proxy Statement or any future annual reports or proxy statements, please contact Broadridge Financial Services, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and a copy will be promptly mailed to you.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2022. This Proxy Statement, the Notice of Annual Meeting of Shareholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at http://www.proxyvote.com.

ADDITIONAL INFORMATION

The Company’s Annual Report on Form 10-K for the year ended December 31, 2021, is being mailed with this Proxy Statement to each shareholder entitled to vote at the Annual Meeting. Any shareholder who wishes to submit a proposal for action to be included in the Proxy Statement for the Company’s 2023 Annual Meeting of Shareholders in accordance with Rule 14a-8 of the Securities Exchange Act and the Company’s bylaws must submit such proposal so that it is received by the Secretary of the Company by December 31, 2022.

The accompanying proxy is solicited by and on behalf of the Company’s Board of Directors. The cost of such solicitation will be borne by the Company. In addition to solicitation by mail, regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person, or by telephone, facsimile or other electronic means. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries, for the forwarding of solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such entities for reasonable out-of-pocket expenses incurred in connection therewith. The Company has engaged Broadridge Financial Services, Inc. to assist in the tabulation of proxies.

If any matter not described in this Proxy Statement should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by that proxy in accordance with their best judgment unless a shareholder, by striking out the appropriate provision of the proxy, chooses to withhold authority to vote on such matters. As of the date this Proxy Statement was printed, the directors knew of no other matters to be brought before the Annual Meeting.

Copies of Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Proxy Statements can also be obtained directly from the Company free of charge by sending a request to the Company by mail as follows:

Focus Universal Inc.

2311 East Locust Court

Ontario, California 91761

Attention: Investor Relations

In addition, the Company’s public reports, including Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Proxy Statements, can be obtained through the SEC’s EDGAR Database over the internet at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Desheng Wang
Desheng Wang
Chief Executive Officer and Secretary
April 5, 2022

19

SCAN TO
VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information Vote by 11:59 p.m. Eastern Time on May 17, 2022. Have your proxy card in hand when you have access the website and follow the instructions to obtain your records and create and electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions vote by 11:59 p.m. Eastern Time on May 17, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D77199-P66167

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

FOCUS UNIVERSAL INC.

The Board of Directors recommends a vote FOR all of the following nominees listed:

Nominees:	For	Withhold
1a. Dr. Desheng Wang	☐	☐
1b. Dr. Edward Lee	☐	☐
1c. Dr. Jennifer Gu	☐	☐
1d. Michael Pope	☐	☐
1e. Sheri Lofgren	☐	☐
1f. Carine Clark	☐	☐
1g. Greg Butterfield	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D77200-P66167

FOCUS UNIVERSAL INC.
Annual Meeting of Shareholders
May 18, 2022 2:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) [TBD] and [TBD], or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FOCUS UNIVERSAL INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 2:00 PM, PDT on May 18, 2022, at the [TBD], and any adjournment or postponement thereof.

This proxy, When properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side